EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of March 13, 2019 (this “Amendment”), among OCSI Senior Funding Ltd., as borrower (the “Borrower”), Oaktree Strategic Income Corporation, as servicer (the “Servicer”) and Deutsche Bank AG, New York Branch (“DBNY”), as facility agent (in such capacity, the “Facility Agent”) and as a committed lender (in such capacity, a “Lender”).
WHEREAS, the Borrower, Oaktree Strategic Income Corporation, as equityholder, the Servicer, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, the Facility Agent and each Lender party thereto are party to the Loan Financing and Servicing Agreement, dated as of September 24, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and
WHEREAS, the Borrower, the Servicer and the Facility Agent have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I

Definitions
SECTION 1.1.    Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.
ARTICLE II

Amendments to the Loan Agreement
SECTION 2.1.    Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “six-month” in the definition of “Revolving Period” therein, and inserting “nine-month” in lieu thereof.
SECTION 2.2.    Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “six (6)” in the definition of “Facility Termination Date” therein, and inserting “three (3)” in lieu thereof.
ARTICLE III
Conditions to Effectiveness
SECTION 3.1.    This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by each party hereto; and
(b)    the Facility Agent’s receipt of (i) the signed legal opinion of Walkers, counsel to the Borrower, in form and substance acceptable to the Facility Agent in its reasonable discretion, (ii) a good standing certificate for the Borrower issued by the applicable Official Body of its jurisdiction of organization and (iii) satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby.
ARTICLE IV
Representations and Warranties
SECTION 4.1.    The Borrower hereby represents and warrants to the Facility Agent that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).
ARTICLE V

Miscellaneous
SECTION 5.1.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 5.2.    Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 5.3.    Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
SECTION 5.4.    Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.5.    Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
SECTION 5.6.    No Proceedings; Limited Recourse. The provisions of Sections 17.11 and 17.12 of the Loan Agreement are incorporated herein mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
OCSI SENIOR FUNDING LTD., as Borrower

By:	/s/ Dianne Farjallah Name: Dianne Farjallah Title: Director

OAKTREE STRATEGIC INCOME CORPORATION, as Servicer

By:	/s/ Mary Gallegly Name: Mary Gallegly Title: Secretary

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel Name: Amit Patel Title: Managing Director

By:	/s/ Steven Flowers Name: Steven Flowers Title: Director

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